Exhibit 10.2

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS ([***]), HAS BEEN OMITTED BECAUSE

THE INFORMATION (I) IS NOT MATERIAL AND

(II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED

Share Purchase Agreement

股权转让协议

August 19, 2021

2021 8月19日

Share Purchase Agreement

股权转让协议

This Share Purchase Agreement (this “Agreement”) is executed on August 19, 2021 by the following parties:

1.   Amphastar Pharmaceuticals，Inc., is a company established and existing in accordance with the laws of the State of Delaware, the United States of America (“Party A” or “AMPH”), which is the majority shareholder of Amphastar Nanjing Pharmaceuticals, Inc. (“ANP”);

2.

Nanjing Qianqia Enterprise Management Consulting (LLP), a limited liability partnership established and existing in accordance with the laws of the PRC, with unified social credit code ****************** (“Party B” or “QQ”).

Party A, Party B are herein referred to as the “Parties” collectively, and a “Party” individually, according to the requirements of the context.

本股权转让协议（“本协议”）由以下双方于2021年8月19日签订：

1.	Amphastar Pharmaceuticals，Inc.，一家依据美国特拉华州法律设立并有效存续的公司（“甲方”或“AMPH”），该公司是美药星（南京）制药有限公司（“美药星”）的主要股东；
2.	南京谦洽企业管理咨询中心（有限合伙），一家依据中华人民共和国法律设立并有效存续的有限合伙企业，统一社会信用代码为******************（“乙方”或“谦洽”）。

视文义要求，以上甲方和乙方合称为“双方”，其中每一方或任何一方则称为“一方”。

Whereas:

1.	As of the date hereof (the “Execution Date”), the capitalization structure of ANP is as follows:
Shareholders	Equity Percentage	Registered Capital (USD)
Party A (AMPH)	84.82%	79,564,007
Party B (QQ)	15.18%	14,238,389
Total	100%	93,802,396

2.On August 19, 2021, the board of directors of ANP adopted resolutions to approve the Transaction (as defined below).

Based on the above, and on the principles of equality, mutual benefit and consensus through negotiations, the Parties hereby enter into this Agreement through friendly consultations as follows:

鉴于：

1.	截至本协议签署之日（“签署日”），美药星的股权结构如下所示：
股东	股权比例	注册资本（美元）
甲方（AMPH）	84.82%	79,564,007
乙方（谦洽）	15.18%	14,238,389
总计	100%	93,802,396
2.	2021年8月19日，美药星董事会通过了批准本次交易（定义见下文）的决议。

基于上述，双方本着平等、互利和协商共识的原则，通过友好协商，特订立本协议如下：

1	The Transaction

Party B agrees to sell to Party A, and Party A agrees to purchase from Party B, the following equity interest (the “Target Equity”) of ANP (the “Transaction”):

Selling Shareholder	Target Equity Percentage	Registered Capital (USD)
Party B (QQ)	15.18%	14,238,389

1    本次交易

乙方同意向甲方转让，甲方同意自乙方受让如下所示的美药星股权（“标的股权”）（“本次交易”）：

转让股东	标的股权比例	注册资本（美元）
乙方（谦洽）	15.18%	14,238,389

2	Consideration of the Transaction
2.1

According to the Appraisal Report, the appraised value of the equity interest of ANP corresponding to US$1 registered capital previously invested in ANP is US$1.583. The appraised value of the Target Equity based upon registered capital of Party B and the appraised value of an equity interest in ANP is as follows:

Selling Shareholder	Target Equity Percentage	Registered Capital (USD)	Appraised Value (USD)
Party B (QQ)	15.18%	14,238,389	22,539,370

For the purpose of this Agreement, the “Appraisal Report” shall mean the asset appraisal report titled Project Star III Valuation Analysis of 100% of the

Equity Interests in Amphastar Nanjing Pharmaceuticals, Inc. issued by PricewaterhouseCoopers with the appraisal benchmark date December 31, 2020 (attached hereto as Exhibit A).

2.2	The Parties agree that the purchase price for the Target Equity (the “Purchase Price”) will be the appraised value of the Target Equity as set forth above.
2.3

After the Closing Date and in any event no later than October 31, 2021, Party A shall pay Party B the  Purchase Price to its Asset Sale Accounts (as defined below).   Party B shall inform Party A in writing of the bank account information no later than five (5) business days prior to the Closing Date.

2 本次交易的交易价款

2.1	根据资产评估报告，此前投入美药星的每1美元注册资本对应的美药星股权评估价值为1.583美元。基于乙方的注册资本评估的标的股权的评估价值及美药星每一股权的评估价值如下所示：
转让股东	标的股权比例	注册资本（美元）	评估价值（美元）
乙方（谦洽）	15.18%	14,238,389	22,539,370

为本协议之目的，“资产评估报告”系指由普华永道出具的以2020年12月31日为评估基准日的《Star III项目美药星（南京）制药有限公司100%股权投资资产评估报告》（附件A）。

2.2	双方同意，标的股权的转让价款（“转让价款”）为上述标的股权的评估价值。
2.3	甲方应于交割日后且在任何情况下不迟于2021年10月31日向乙方的资产变现账户（定义见下文）支付转让价款。乙方应不迟于交割日前五（5）个工作日将银行账户信息书面通知甲方。
3	The Closing of the Transaction
3.1	The obligations of Party A to consummate the Transaction are subject to the fulfillment, or waiver by Party A, of the following conditions:
(a)	The boards of directors of ANP and AMPH shall have approved the Transaction;
(b)	The articles of association shall have been amended and duly adopted and executed by the board of directors of ANP;
(c)	The amendment registration with local branch of state administration for market regulation with respect to the Transaction (the “SAMR Registration”) has been completed;
(d)	The reporting to local branch of ministry of commerce with respect to the Transaction has been completed (if necessary);

(e)	The filing with local branch of state administration of foreign exchange (or its designated commercial banks) with respect to the Transaction has been completed; and
(f)	The asset sale accounts (the “Asset Sale Accounts”) of QQ have been set up.
3.2

The Parties agree that the date on which the conditions in Section 3.1 are completed or waived by Party A will be the closing date of the Transaction (the “Closing Date”). Party A will become the owner of the Target Equity as of the Closing Date and will enjoy and assume all the rights and obligations as a shareholder of ANP with respect to the Target Equity.

3.3

The Parties agree that all the profit and loss of the Target Equity, including but not limited to the profit and loss arising from operations, incurred during the period from the benchmark date of the appraisal report (i.e., December 31, 2020) to the Closing Date will be owned by Party B. The term “profit and loss” refers to the ownership interest in the financial statements during such period as confirmed by the Parties.

3.4

Each Party will bear their respective taxes arising out of or in connection with the execution and performance of this Agreement (including, without limitation, the enterprise income tax, individual income tax and stamp duty) in accordance with relevant laws and regulations of the PRC.

3 本次交易的交割

3.1甲方履行本次交易的义务以下列条件得到满足或被甲方豁免为前提：

(a) 美药星和AMPH的董事会已批准本次交易；

(b) 美药星的章程已相应修订，并由美药星的董事会正式通过和签署；

(c) 已就本次交易完成了向国家市场监督管理部门当地分支机构的登记(“工商登记”)；

(d) 已就本次交易完成了向商务部门当地分支机构的报告（如需要）；

(e) 已就本次交易完成了向国家外汇管理部门当地分支机构（或其指定的商业银行）的登记；及

(f) 谦洽的资产变现账户(“资产变现账户”)已经设立完成。

3.2	双方同意，第3.1条约定的条件得到满足之日或被甲方豁免之日为本次交易的交割日(“交割日”)。甲方将于交割日成为标的股权的所有人，并就标的股权享有和承担作为美药星股东的所有权利和义务。
3.3	双方同意，标的股权自资产评估报告基准日（即2020年12月31日）至交割日期间发生的全部损益，包括但不限于经营产生的损益，归乙方所有。“损益”系指经双方确认的该期间财务报表中的所有者权益。
3.4	双方将根据相关中国法律法规承担各自因签署和履行本协议而产生的或与之相关的税收（包括但不限于企业所得税、个人所得税和印花税）。

4	Representations and Warranties of Party A

Party A hereby represents and warrants to Party B that the following statements are true and correct as of the Execution Date and as of the Closing Date:

4.1

Party A is an enterprise legal person legally registered and validly existing in accordance with the laws of the State of Delaware, the United States of America and with the legal right to perform its obligations hereunder, and has obtained all authorizations or approvals necessary for the execution of this Agreement.

4.2

Execution and performance of this Agreement by Party A will neither violate relevant laws, regulations, or the articles of incorporation of Party A, nor contravene any agreements entered into by Party A previously, or any statements, representations, undertakings, or warranties made by Party A in favor of any third party.

4 甲方的陈述与保证

甲方特此向乙方声明并保证，截至签署日及交割日，以下陈述均真实、正确：

4.1	甲方为根据美国特拉华州法律合法设立并有效存续的企业法人，具有履行本协议项下义务的合法权利，并已获得签署本协议所需的一切授权或批准。
4.2	甲方签署和履行本协议不会违反有关法律法规以及甲方的公司章程，也不存在与甲方此前已签订的协议或已经向任何第三方作出的任何陈述、声明、承诺或保证相冲突之情形。
5	Representations and Warranties of Party B

Party B represents and warrants to Party A that the following statements are true and correct as of the Execution Date and as of the Closing Date:

5.1

Party B is an enterprise legal person legally registered and validly existing in accordance with the laws of the PRC and to perform its obligations hereunder, and has obtained all authorizations or approvals necessary for the execution of this Agreement.

5.2

Execution and performance of this Agreement by Party B will neither violate relevant laws, regulations, or the constitutional documents of Party B, nor contravene any agreements entered into by Party B previously, or any statements, representations, undertakings, or warranties made by Party B in favor of any third party.

5.3

Party B possesses valid title to all its Target Equity and has the full and valid right to sell and transfer the Target Equity to Party A, free and clear from all liens, mortgagees, pledges, claims, or any third party’s interests.

5  乙方的陈述与保证

乙方在此向甲方声明并保证，截至签署日及交割日，以下陈述均真实、正确：

5.1	乙方为依据中国法律合法设立并有效存续的企业法人，具有履行本协议项下义务的合法主体资格，并已获得签署本协议所需的一切授权或批准。
5.2	乙方签署及履行本协议，不会违反有关法律、法规或乙方的宪章性文件，也不存在与乙方此前已签订的任何协议或乙方作出的有利于任何第三方的任何陈述、声明、承诺或保证相冲突之情形。
5.3	乙方拥有其全部标的股权的有效的所有权，并拥有向甲方出售和转让标的股权的完全和有效的权利，不受任何留置权、抵押权、质押权、请求权或任何第三方权利的影响。
6

Unless expressly stated otherwise in this Agreement, any notice or other communication (a “Notice”) sent by one Party to the other Party in connection with this Agreement must be delivered by an internationally recognized courier, prepaid registered airmail, or other form of recorded delivery to the address set out in Section 6. The addresses of the Parties are as follows:

i	If to Party A:

Attention: Kevin Barry

Address: 11570 6th Street, Rancho Cucamonga, California, USA

Email: KevinBarry@Amphastar.com

ii	If to Party B:

Attention: Chongqing Zhang

Address: Suite 502, Building B8, No. 2-3, Zidong Road, Qixia District, Nanjing City

Email: njzhn1988@126.com

6除本协议另有明确约定外，一方向另一方发出的、与本协议相关的任何通知或其他通信（“通知”）必须以国际公认的快递、邮资付讫航空挂号信或其他有记录的交付形式交付至本第6条所列明的地址。双方通讯地址如下：

i	给甲方

联系人：Kevin Barry

地址：美国加利福尼亚州库卡蒙格第6街道，11570号

电子邮件：KevinBarry@Amphastar.com

ii	给乙方

联系人：张重庆

地址：南京市栖霞区紫东路2-3号B8栋502室

电子邮件：njzhn1988@126.com

7	Assignment

No Party may assign any rights or obligations under this Agreement, in whole or in part, to any third party without the prior written consents of the other Party. This Agreement will be binding on the Parties and their respective successors and permitted assigns.

7   权利义务的转让

未经本协议另一方事先书面同意，任何一方均不得将本协议项下的任何权利或义务全部或部分转让予任何第三方。本协议应对双方及其各自的承继人和允许的受让人具有约束力。

8	Entire Agreement

This Agreement contains the whole agreement amongst the Parties relating to the Transaction and will supersede any previous written or oral agreements between the Parties.

8   全部协议

本协议包含双方就本次交易而达成的全部协议，并将取代双方之间就本次交易在此之前所达成的任何书面或口头协议。

9   Confidentiality

9.1

Unless otherwise required by PRC Laws and US Laws, no Party may disclose this Agreement or the transactions, arrangements or any other matters agreed upon or referred to in this Agreement, or disclose the information of the other Party, without the prior written consent of the other Party, which consent will not be unreasonably withheld or delayed. The provisions of this Section will not apply to the information which has entered into the public domain (unless the information enters into the public domain due to a Party’s breach of the confidentiality obligations under this Section).

9.2

Notwithstanding the provisions of Section 9.1, any Party may disclose this Agreement or the transactions, arrangements or any other matters agreed upon or referred to in this Agreement to its shareholders, employees, directors or professional advisors to the extent that such disclosure is reasonably required for the purposes of this Agreement; provided that that Party shall ensure that the relevant shareholders, employees, directors or professional advisors are aware of and comply with the confidentiality obligations referred to in this Agreement. If it is required by laws or rules of courts or other applicable securities exchange having jurisdiction for any Party to disclose this Agreement and the transactions, arrangements or any other matters agreed upon or referred to in this Agreement, the Party may furnish only that portion of the disclosure that is legally required, but only after the form and terms of such disclosure have been notified to the other Party and the other Party has had a reasonable opportunity to comment thereon; provided that it must adopt all measures in order to obtain confidential treatment of such relevant information to the extent permitted on the applicable laws and regulations.

9  保密

9.1	除非中国法律和美国法律另有规定，未经另一方事先书面同意（该同意不会被不当拒绝或延迟），任何一方不得披露本协议或本协议中约定或提及的交易、安排、任何其他事项或另一方信息。本节的规定不适用于已进入公共领域的信息（除非该信息是由于一方违反本节规定的保密义务而进入公共领域）。
9.2

尽管有第9.1条的规定，任何一方均可向其股东、雇员、董事或专业顾问披露本协议或本协议中约定或提及的交易、安排或任何其他事项，并应以为本协议目的的合理要求为限；但该方应确保相关股东、雇员、董事或专业顾问了解并遵守本协议中提及的保密义务。如果法律或法院判决或其他适用的有管辖权的证券交易所要求任何一方披露本协议和本协议中约定或提及的交易、安排或任何其他事项，该方仅可以披露法律要求披露的部分，但必须先将该等披露的形式和条款通知另一方，且另一方有合理的机会就此发表意见；且该方必须采取一切措施，以便在适用法律和法规允许的范围内对该等相关信息进行保密处理。

10	Force Majeure
10.1

An event of force majeure referred to in this Agreement shall mean any unforeseen, unavoidable and insurmountable events which are beyond the control of a Party to this Agreement, and which arise after the Effective Date and as a result of which any Party is unable to perform its obligations under this Agreement.  Such events shall include in particular earthquakes, typhoons, flood, fire, other acts of nature, epidemic, war, riots, hostility, public disturbance, acts of public enemies, prohibitions or acts of any governmental authority or public agency (“Force Majeure Event”).

10.2

The Party which claims to be affected by a Force Majeure Event shall promptly inform the other Party in writing of said Force Majeure Event. The Party claiming that the Force Majeure Event makes its performance of this Agreement objectively impossible or impractical must use its best reasonable endeavors to resolve or mitigate the consequences of said Force Majeure Event.

10.3Failure of any Party to perform its obligations under this Agreement in whole or in part, as a result of a Force Majeure Event as described in Section 10.1 shall not constitute a breach of this Agreement, and the performance of such obligations will suspend during the Force Majeure Event until resolved. The Parties shall immediately resume performance of their respective obligations under this Agreement upon resolution of the Force Majeure Event. Where the Force Majeure Event or its impact lasts for 60 days or more, any Party may terminate this Agreement by sending notice of such termination to the other Party in writing.

10  不可抗力

10.1	本协议所称不可抗力事件是指在生效日之后发生的且导致任一方无法履行其在本协议项下的义务的、超出本协议一方控制范围的任何不可预见、不可避免且不可克服的事件。此类事件尤其应包括地震、台风、洪水、火灾、其他自然灾害、流行病、战争、暴动、敌意、公众骚乱、公敌行动、任何政府机关或公共机构的禁令或行为（“不可抗力事件”）。
10.2	主张受到不可抗力事件影响的一方应立即通过书面形式将该等不可抗力事件通知其他方。主张不可抗力事件导致其对本协议的履行在客观上成为不可能或不实际的一方，应尽最大合理努力消除或减轻此等不可抗力事件的影响。
10.3	第10.1条所述的不可抗力事件导致一方未能全部或部分履行其在本协议项下的义务不应构成对本协议的违约，该等义务的履行将在不可抗力事件期间中止，直至得到解决。不可抗力事件解决后，双方应立即恢复履行各自在本协议项下的义务。如果不可抗力事件或其影响持续六十（60）日或以上，任何一方均可向另一方发出书面通知终止本协议。
11	Liabilities for Breach
11.1

Where any Party violates its representations, warranties, obligations or responsibilities under this Agreement or otherwise breaches this Agreement (“Breaching Party”), the Breaching Party shall be liable for its breach of this Agreement. This Agreement shall not restrict, and is not intended to limit, a Party’s right to seek damages including economic losses, reasonable costs and fees incurred as a result of such breach including, but not limited to, reasonable attorneys’ fees, notarial fees, travel expenses, execution fees, appraisal fees, and arbitration fees.

11.2

No failure of any Party to exercise, and no delay by it in exercising, any right, power or remedy in connection with this Agreement (each a “Right”) shall operate as a waiver thereof, nor shall any single or partial exercise of any Right preclude any other or further exercise of such Right or exercise of any other Right.  The Rights provided in this Agreement are cumulative and not exclusive of any other Rights (whether provided by law or otherwise).  Any express waiver of any breach of this Agreement shall not be deemed to be a waiver of any subsequent breach.

11  违约责任

11.1	任何一方违反其在本协议项下的陈述、保证、义务或责任或以其他方式违反本协议（“违约方”），则违约方应就其在本协议项下的违约承担违约责任。本协议不应限制，或旨在限制一方寻求因该等违约要求损害赔偿的权利，包括经济损失、因违约而产生的合理费用和开支，包括但不限于合理的律师费、公证费、差旅费、执行费、鉴定费和仲裁费等。
11.2	任何一方未行使或延迟行使与本协议有关的任何权利、权力或救济（“权利”），均不得视为对该权利的放弃，行使任何单一或部分权利，也不得妨碍任何其他或进一步行使该权利或行使其他任何权利。本协议规定的权利是累积的，不排除任何其他权利（不论是法律或其他规定）。对本协议的任何违约的任何明确放弃不应被视为对任何随后违约的放弃。
12	Effectiveness and Termination of the Agreement
12.1	This Agreement shall take effect on the Execution Date (“Effective Date”).
12.2	This Agreement may be terminated under the following circumstances:
i	This Agreement may be terminated upon unanimous agreement by the Parties through consultations. Such consultation must be requested by a Party in writing.
ii	This Agreement may be terminated pursuant to Section 10.3 above.
12.3

Termination of this Agreement for any cause shall not release a Party from any liability which at the time of termination has already accrued or which thereafter may accrue in respect of any act or omission prior to such termination. The confidentiality provisions of this Agreement, as described in Section 9, shall survive termination of this Agreement.

12 协议的生效和终止

12.1	本协议于签署日生效(“生效日”)。
12.2	本协议可在以下情况终止：
i	本协议可在双方通过协商一致后终止。该等协商须由一方以书面形式提出。
ii	本协议可根据上述第10.3条终止。
12.3	因任何原因终止本协议，不得排除一方在终止时已经产生或此后可能产生的与终止前的任何作为或不作为有关的任何责任。本协议第9条所述的保密义务在本协议终止后应继续有效。
13	Severability

If any provision in this Agreement shall be held to be illegal, invalid or unenforceable, in whole or in part, under any PRC law, such provision in whole or in part shall to that extent be deemed not to form part of this Agreement but the legality, validity and enforceability of the remainder of this Agreement shall not be affected.

13 可分割性

如果根据任何中国法律，本协议中的任何条款被认定为全部或部分违法、无效或不可执行，则该条款的全部或部分应在此范围内被视为不构成本协议的一部分，但本协议其余部分的合法性、有效性和可执行性不受影响。

14	Applicable Law and Dispute Resolution
14.1	The formation, performance, validity and interpretation of, and resolution of disputes under this Agreement shall be governed by PRC laws.
14.2

In the event of any dispute arising out of the interpretation and performance of this Agreement, the Parties shall resolve such dispute through friendly consultations requested in writing. If any dispute is not resolved by friendly consultations within 30 days after the date such consultations were first requested in writing by a Party, either Party may submit the relevant dispute to the Shanghai International Arbitration Center (“SHIAC”) and resolved in accordance with the arbitration rules of SHIAC in force at the time of applying for arbitration. The place of arbitration shall be Shanghai, and the language used in arbitration shall be Chinese and English. The arbitration award shall be final and binding on the Parties.

14 适用法律及争议解决

14.1	本协议的订立、履行、效力、解释和争议的解决均受中国法律管辖。
14.2	如因本协议的解释和履行而产生任何争议，双方应通过书面请求进行友好协商解决。如果任何争议在一方首次以书面形式请求友好协商之日起30天内未能解决，任何一方均可将有关争议提交上海国际仲裁中心(“上海仲裁中心”)，并按照申请仲裁时有效的上海仲裁中心的仲裁规则解决。仲裁地点为上海，仲裁语言为中文和英文。仲裁裁决为最终裁决，对双方具有约束力。
15	Short Form Equity Transfer Agreement

To the extent required for purpose of SAMR Registration, the Parties agree to use their commercially reasonable efforts to enter into a short form of the equity transfer agreement with respect to the Transaction. If there is any conflict or discrepancy between such short form equity transfer agreement and this Agreement, this Agreement shall prevail.

15 简版股权转让协议

在为工商登记之目的的要求下，双方同意尽其商业上的合理努力，就本次交易签订简版股权转让协议。如果该简版股权转让协议与本协议之间存在任何冲突或差异，应以本协议为准。

16	Language

This Agreement is signed in Chinese and English. The Chinese version of this Agreement shall prevail when any conflict in interpretation arises.

16  语言

本协议以中文和英文签署。如解释上发生任何冲突，应以本协议的中文版本为准。

17	Counterparts

This Agreement is signed in seven (7) originals. ANP shall retain two (2) original, and AMPH shall retain two (2) originals, and QQ shall retain one (1) original and two (2) for governmental registration or filing. Each original has equal legal effect.

17  副本

本协议一式柒（7）份，美药星执贰（2）份，AMPH执贰（2）份，谦洽执壹（1）份，贰（2）份用于工商登记或备案。每份具有同等法律效力。

（No text on this page. This is the signature page of the Share Purchase Agreement /本页无正文，为股权转让协议签署页）

Amphastar Pharmaceuticals，Inc.,

/s/Kevin Barry
Name/姓名：	Kevin Barry
Title/职务：	Authorized Signatory/授权签字人

（No text on this page. This is the signature page of the Share Purchase Agreement /本页无正文，为股权转让协议签署页）

Nanjing Qianqia Enterprise Management Consulting (LLP)
南京谦洽企业管理咨询中心（有限合伙）
(Seal/盖章)

/s/Chongqing Zhang
Name/姓名：	Chongqing Zhang/张重庆
Title/职务：	Executive Partner/执行事务合伙人

附件A 资产评估报告

Exhibit A The Appraisal Report